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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2001, appearing in the Annual Report on Form 10-K of The McClatchy Company for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

Sacramento, California
May 16, 2001